                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                       ABT BUILDING PRODUCTS CORPORATION
                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED JANUARY 25, 1999
                                       OF
                           STRIPER ACQUISITION, INC.
                           A WHOLLY OWNED SUBSIDIARY
                                       OF
                         LOUISIANA-PACIFIC CORPORATION

---------------------------------------------------------------
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
 CITY TIME, ON TUESDAY, FEBRUARY 23, 1999, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:
                    First Chicago Trust Company of New York

            BY MAIL:                     BY OVERNIGHT COURIER:                    BY HAND:
   First Chicago Trust Company        First Chicago Trust Company        First Chicago Trust Company
           of New York                        of New York                        of New York
       Tenders & Exchanges                Tenders & Exchanges                Tenders & Exchanges
           Suite 4660                       14 Wall Street                c/o Securities Transfer &
          P.O. Box 2569                  8th Floor, Suite 4680            Reporting Services, Inc.
   Jersey City, NJ 07303-2569             New York, NY 10005            100 William Street, Galleria
                                                                             New York, NY 10038

 ----------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF SHARES TENDERED
 ----------------------------------------------------------------------------------------------------
               NAME(S) AND ADDRESS(ES)
               OF REGISTERED HOLDER(S)
    (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)
                   APPEAR(S) ON THE                                 CERTIFICATES ENCLOSED
                   CERTIFICATE(S))                       (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------
                                                                         TOTAL NUMBER
                                                                          OF SHARES       NUMBER OF
                                                         CERTIFICATE    REPRESENTED BY      SHARES
                                                          NUMBER(S)*    CERTIFICATE(S)    TENDERED**
                                                        ----------------------------------------------
                                                        ----------------------------------------------
                                                        ----------------------------------------------
                                                        ----------------------------------------------
                                                        ----------------------------------------------
                                                        ----------------------------------------------
                                                         TOTAL NUMBER
                                                          OF SHARES

                         ----------------------------------------------------
  *   NEED NOT BE COMPLETED BY STOCKHOLDERS DELIVERING SHARES BY BOOK-ENTRY TRANSFER THROUGH THE
      DEPOSITARY.

  **  UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL SHARES REPRESENTED BY CERTIFICATES
      DELIVERED TO THE DEPOSITARY ARE BEING TENDERED. SEE INSTRUCTION 4.
------------------------------------------------------------------------------------------------------

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be completed by holders of Shares (as defined below) of ABT Building Products Corporation ("Stockholders") if certificates evidencing Shares ("Certificates") are to be forwarded with this Letter of Transmittal or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by First Chicago Trust Company of New York (the "Depositary") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below).

    Stockholders whose Certificates are not immediately available or who cannot deliver either their Certificates for, or a Book-Entry Confirmation (as defined in Section 3 of the Offer to Purchase) with respect to, their Shares and all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) may tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2 hereof. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER).

    Name of Tendering Institution: _____________________________________________

    Account Number: ____________________________________________________________

    Transaction Code Number: ___________________________________________________

/ /  CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

    Name(s) of Registered Stockholder(s): ______________________________________

    Window Ticket Number (if any): _____________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Name of Institution which Guaranteed Delivery: _____________________________

    Account Number: ____________________________________________________________

    Transaction Code Number: ___________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    The undersigned hereby tenders to Striper Acquisition, Inc., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of Louisiana-Pacific Corporation, a Delaware corporation ("Parent"), the above-described shares of common stock, par value $0.01 per share (the "Shares"), of ABT Building Products Corporation, a Delaware corporation (the "Company"), at a purchase price of $15.00 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated January 25, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more direct or indirect wholly owned subsidiary of Parent, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer or prejudice the rights of the tendering Stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

    Subject to, and effective upon, acceptance for payment of, or payment for, the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns, and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all other Shares or other securities issued or issuable in respect thereof on or after January 25, 1999 (a "Distribution") and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Certificates evidencing such Shares (and any Distributions), or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Purchaser, upon receipt by the Depositary as the undersigned's agent, of the purchase price with respect to such Shares, (ii) present such Shares (and any Distributions) for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

    The undersigned hereby irrevocably appoints each designee of Purchaser as the attorney-in-fact and proxy of the undersigned, each with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to all Shares tendered herewith and accepted for payment and paid for by Purchaser (and any Distributions), including without limitation the right to vote such Shares (and any Distributions) in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper. All such powers of attorney and proxies, being deemed to be irrevocable, shall be considered coupled with an interest in the Shares tendered with this Letter of Transmittal. Such appointment will be effective when, and only to the extent that, Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior powers of attorney and proxies given by the undersigned with respect to such Shares (and any Distributions) will be revoked, without further action, and no subsequent powers of attorneys and proxies may be given with respect thereto (and, if given, will be deemed ineffective). The designees of Purchaser will, with respect to the Shares (and any Distributions) for which such appointment is effective, be empowered to exercise all voting and other rights of the undersigned with respect to such Shares (and any Distributions) as they in their sole discretion may deem proper. Purchaser reserves the absolute right to require that, in order for Shares to be deemed validly tendered, immediately upon the acceptance for payment of such Shares, Purchaser or its designees be able to exercise full voting rights with respect to such Shares (and any Distributions), including voting at any meeting of Stockholders then scheduled.

    All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions) and that, when the same are accepted for payment and paid for by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Shares tendered hereby (and any Distributions) will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby (and any Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions issued to the undersigned on or after January 25, 1999 in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount of value thereof, as determined by Purchaser in its sole discretion.

    The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Purchaser with respect to such Shares upon the terms and subject to the conditions of the Offer.

    The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

    Unless otherwise indicated in this Letter of Transmittal under "Special Payment Instructions," please issue the check for the purchase price and return any Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and return any Certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Payment Instructions" and the "Special Delivery Instructions" are completed, please issue the check for the purchase price and return any such Certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) in the name(s) of, and deliver such check and return such Certificates (and accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein under "Special Payment Instructions," in the case of book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility indicated above with respect to any Shares not accepted for payment. The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder if the Purchaser does not accept for payment any of the Shares tendered hereby.

------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if Certificates for Shares not tendered or not accepted for payment and/or the check for the payment and the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned, or if Shares delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

  Issue check and certificate(s) to:
  Name(s):____________________________________________________________________
  ____________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  ____________________________________________________________________________
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
     (ALSO COMPLETE SUBSTITUTE FORM W-9 ON THE REVERSE SIDE OF THIS FORM.)

------------------------------------------------------------
------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if Certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

  Mail check and certificate(s) to:

  Name: ______________________________________________________________________

  ____________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

------------------------------------------

--------------------------------------------------------------------------------

                                   IMPORTANT:
                 STOCKHOLDER: SIGN HERE AND COMPLETE SUBSTITUTE
                   FORM W-9 ON THE REVERSE SIDE OF THIS FORM

  ____________________________________________________________________________

  ____________________________________________________________________________
                         SIGNATURE(S) OF STOCKHOLDER(S)

  Dated: _____________, 1999

      (MUST BE SIGNED BY THE REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON THE CERTIFICATE OR ON A SECURITY POSITION LISTING OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATES AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY TRUSTEES, EXECUTORS,
  ADMINISTRATORS, GUARDIANS, ATTORNEYS-IN-FACT, AGENTS, OFFICERS OR CORPORATIONS OR OTHERS ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE PROVIDE THE FOLLOWING INFORMATION. SEE INSTRUCTION 5.)

  Name: ______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Capacity (Full Title): _____________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                              (INCLUDE A ZIP CODE)

  Area Code and Telephone No.: _______________________________________________
                                     (HOME)

                                         _____________________________________
                                   (BUSINESS)

  Tax Identification or
    Social Security No. ______________________________________________________
                      (COMPLETE SUBSTITUTE FORM W-9 BELOW)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

  Authorized Signature(s): ___________________________________________________

  Name: ______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Title: _____________________________________________________________________

  Name of Firm: ______________________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone No.: _______________________________________________

  Dated: _____________, 1999
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, no signature guarantee is required on this Letter of Transmittal, (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for the purposes of this document, includes any participant in any of the Book-Entry Transfer Facility systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered holder has not completed the box entitled "Special Payment Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program (an "Eligible Institution"). In all other cases, all signatures on the Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5. If the Certificates are registered in the name of a person other than the signer of this Letter of Transmittal or if payment is to be made or Certificates for Shares not tendered or not accepted for payment are to be returned to a person other than the registered holder of the Certificates tendered, then the tendered Certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the Certificates, with the signatures on the Certificates or stock powers guaranteed by an Eligible Institution as provided in this Letter of Transmittal. See Instruction 5.

    2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by Stockholders if Certificates evidencing Shares are to be forwarded with this Letter of Transmittal or, unless an Agent's Message is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For Shares to be validly tendered pursuant to the Offer, either (a) a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer of Shares, an Agent's Message (as defined in Section 3 of the Offer to Purchase)), and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth in this Letter of Transmittal prior to the Expiration Date and either (i) Certificates representing tendered Shares must be received by the Depositary at one of those addresses prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date, or (b) the tendering Stockholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

    Stockholders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may nevertheless tender their Shares by following the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary on or prior to the Expiration Date, and (iii) Certificates representing all tendered Shares in proper form for transfer, or a Book-Entry Confirmation with respect to all the tendered Shares, together with a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, and any required signature guarantees (or, in the case of a book-entry transfer of Shares, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of such Notice of Guaranteed Delivery. If Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) must accompany each delivery.

    The method of delivery of Certificates, this Letter of Transmittal and any other required documents is at the option and sole risk of the tendering Stockholder and delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

    No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering Stockholders, by execution of this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

    3. INADEQUATE SPACE. If the space provided in this Letter of Transmittal is inadequate, the information required under "Description of Shares Tendered" should be listed on a separate signed schedule attached to this Letter of Transmittal.

    4. PARTIAL TENDERS. If fewer than all of the Shares represented by any Certificates delivered to the Depositary with this Letter of Transmittal are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, a new Certificate for the remainder of the Shares that were evidenced by your old Certificate(s) will be sent, without expense, to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares evidenced by Certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, INSTRUMENTS OF TRANSFER AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered hereby are owned of record by two or more joint owners, all the owners must sign this Letter of Transmittal.

    If any of the tendered Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

    If this Letter of Transmittal or any Certificates or instruments of transfer are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to the Purchaser of that person's authority to so act must be submitted.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Certificates or separate instruments of transfer are required unless payment is to be made, or Certificates not tendered or not purchased are to be issued or returned, to a person other than the registered holder(s). Signatures on the Certificates or instruments of transfer must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by the Certificate(s) listed and transmitted hereby, the Certificate(s) must be endorsed or accompanied by appropriate instruments of transfer, in either case signed exactly as the name(s) of the registered holder(s) appear on the Certificates for such Shares. Signatures on the Certificates or instruments of transfer must be guaranteed by an Eligible Institution.

    6. TRANSFER TAXES. Except as set forth in this Instruction 6, the Purchaser will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Certificates for Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

    Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificate(s) listed in this Letter of Transmittal.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check and Certificates for unpurchased Shares are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent and Certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. If any tendered Shares are not purchased for any reason and the Shares are delivered by book-entry transfer, the Shares will be credited to an account maintained at the Book-Entry Transfer Facility.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent at its address or telephone number set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent or to brokers, dealers, commercial banks and trust companies. Such materials will be furnished at Purchaser's expense.

    9. WAIVER OF CONDITIONS. The conditions of the Offer may be waived by Purchaser (subject to certain limitations in the Merger Agreement (as defined in the Offer to Purchase)), in whole or in part, at any time or from time to time, in Purchaser's sole discretion.

    10. BACKUP WITHHOLDING TAX. Each tendering Stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below and to certify that the Stockholder is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Stockholder to a penalty and 31% federal income tax backup withholding on the payment of the purchase price for the Shares. If the tendering Stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the tendering Stockholder should follow the instructions set forth in Part III of the Substitute Form W- 9 and sign and date both the Substitute Form W-9 and the "Certificate of Awaiting Taxpayer Identification." If the Stockholder has indicated in Part III that a TIN has been applied for and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of all payments of the purchase price, if any, made thereafter pursuant to the Offer until a TIN is provided to the Depositary.

    11. LOST OR DESTROYED CERTIFICATES. If any Certificate(s) representing Shares has been lost or destroyed, the holders should promptly notify the Transfer Agent, Harris Trust Company, at (312) 461-6001. The holders will then be instructed as to the procedure to be followed in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

    IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES (OR, IN THE CASE OF BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE), TOGETHER WITH CERTIFICATES OR A BOOK-ENTRY CONFIRMATION FOR SHARES AND ANY OTHER REQUIRED DOCUMENT, MUST BE RECEIVED BY THE DEPOSITARY, OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

    Under current federal income tax law, a Stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such Stockholder's correct TIN on Substitute Form W-9 below. If such Stockholder is an individual, the TIN is his social security number. If the tendering Stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the Stockholder should so indicate on the Substitute Form W-9. See Instruction 10. If the Depositary is not provided with the correct TIN, the Stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to the Stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup federal income tax withholding.

    Certain Stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements and should indicate their status by writing "exempt" across the face of, and by signing and dating, the Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, that Stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Forms for such statements can be obtained from the Depositary. See the enclosed Guidelines for Certificates of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup federal income tax withholding with respect to payment of the purchase price for Shares purchased pursuant to the Offer, a Stockholder must provide the Depositary with his correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on Substitute Form W-9 is correct (or that the Stockholder is awaiting a TIN) and that (i) such Stockholder is exempt from backup withholding, (ii) the Stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the Stockholder that he is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

    The Stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

             PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

--------------------------------------------------------------------------------------------------------------------------

            SUBSTITUTE              PART I--Taxpayer Identification Number--For            Social security number
             FORM W-9               All Accounts Enter P your taxpayer                    -------------------------
          DEPARTMENT OF             identification number in the appropriate box.                    OR
           THE TREASURY             For most individuals and sole proprietors,         Employer Identification Number
     INTERNAL REVENUE SERVICE       this is your Social Security Number. For              ------------------------
                                    other entities, it is your Employer                   If awaiting TIN, write "
                                    Identification Number. If you do not have a                "Applied For".
                                    number, see "How to Obtain a TIN" in the
                                    enclosed GUIDELINES.
                                    Note: if the account is in more than one
                                    name, see the chart on page 2 of the enclosed
                                    GUIDELINES to determine what number to enter.
                                    --------------------------------------------
                                    PART II--For Payees Exempt From Backup
                                    Withholding (see enclosed GUIDELINES and
                                    complete as instructed therein).
--------------------------------------------------------------------------------------------------------------------------
                                    PART III CERTIFICATION.--Under penalties of perjury, I certify that:
                                     (1) The number shown on this form is my correct taxpayer identification number, or I
         PAYER'S REQUEST             am waiting for a number to be issued to me and either (a) I have mailed or delivered
           FOR TAXPAYER                  an application to receive a taxpayer identification number to the appropriate
      IDENTIFICATION NUMBER              Internal Revenue Service Center or Social Security Administration Office or (b) I
                                         intend to mail or deliver an application in the near future. I understand that if
                                         I do not provide a taxpayer identification number, 31% of all reportable payments made to me thereafter will be withheld until I provide a number;

                                     (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
                                         ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

                                     (3) Any other information provided on this form is true, correct and complete.

                                    CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
                                    --------------------------------------------------------------------------------------

                                     SIGNATURE -------------------------                   DATE-------------------, 1999

--------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR INSTRUCTIONS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN THE BOX IN PART III OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

       I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the purchase price pursuant to the Offer made to me thereafter will be withheld until I provide a number.

SIGNATURE -------------------------------------      DATE ------------------, 1999

--------------------------------------------------------------------------------

                    THE INFORMATION AGENT FOR THE OFFER IS:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
            Banks and Brokerage Firms, Call Collect: (212) 425-1685
                   ALL OTHERS CALLS TOLL FREE: (800) 290-6429

                     THE DEALER MANAGERS FOR THE OFFER ARE:

                              GOLDMAN, SACHS & CO.

                                85 Broad Street
                            New York, New York 10004
                                 (800) 323-5678